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THE ADVISOR GUIDE


LINDNER FUNDS ADVISOR GUIDE                              WINTER 2000

"HISTORY HAS DOCUMENTED
THAT THE MOST NOTABLE WINNERS
USUALLY ENCOUNTERED HEARTBREAKING
OBSTACLES BEFORE THEY TRIUMPHED.
THEY WON BECAUSE THEY REFUSED TO
BECOME DISCOURAGED BY THEIR DEFEATS."
--   B. C. Forbes
     The Original Financial Journalist
     and Founder, Forbes Magazine

                                      CONTAINS 1999 PERFORMANCE DATA


[LOGO]LINDNER
      FUNDS

Investment Professional Use Only
Not For Public Distribution

                                                WWW.LINDNERFUNDS.COM



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CONTENTS

LINDNER FUNDS ADVISOR GUIDE                                       WINTER 2000


      Advisor Focus                                                 4
      Fund Focus                                                    7
      Lindner Opportunities Fund                                   10
      Lindner Small-Cap Fund                                       12
      Lindner Large-Cap Fund                                       14
      Lindner Utility Fund                                         16
      Lindner Asset Allocation Fund                                18
      Lindner Market Neutral Fund                                  20
      Lindner Government Money Market Fund                         22
      Fund Legend                                                  23
      Comparative Indexes                                          24
      Revised Competency Exam                                      25
      Lindner Funds Distribution Channels                          27


CONTACTING LINDNER FUNDS
Our Marketing Department is organized to serve investment professionals and their needs. These individuals can help you create a portfolio including our funds. They are also available to make presentations on the Lindner Funds, assist you in your efforts to communicate better with your clients and prospects, and assist with retirement plan or enrollment meetings. Please contact them for marketing assistance.

1-800-792-2251

------------------------------------------------------------------------
If you would like to receive periodic updates regarding our funds, please E-MAIL US AT MARKETING@LINDNERFUNDS.COM. You may also fax your
                    --------------------------
request to our marketing department at FAX (314) 727-9306.
------------------------------------------------------------------------

For operational assistance, to order applications or request fund statistics, please call our customer service line at 1-800-995-7777.

VISIT OUR WEB SITE - WWW.LINDNERFUNDS.COM

    Investment Professional Use Only -- Not For Public Distribution/
                        This Report Is Unaudited



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[Lindner Logo]  ABOUT EXTENDED TRADING
                HOURS, ON-LINE TRADING,
                DAY TRADING, ETC.

------------------------------------------------------------------------------

BY MARK FINN - VICE CHAIRMAN AND CHIEF OPERATING OFFICER

As "educated investors," what should Financial Advisors know and/or    [PHOTO]
advise clients about making stock trades on line? About after-hours trading (when the markets are officially closed)? Electronic trading mechanisms (ECNs -- Electronic Communication Networks)?

Obviously, these questions are becoming more relevant as your clients are being bombarded by advertising to "come trade at the keyboard." (Witness the recent Super Bowl advertising line-up.) Let's start with the concept of trading after hours. Traditional hours for trading on the New York Stock Exchange have been 9:30 a.m. EST (market open) through 4:00 p.m. (the closing bell). The NYSE is a true auction market, with orders flowing to the trading floor to be matched (buyer and seller), in true auction fashion, by a human being, to reach the best possible price for both through the intervention of the specialist. These are very much hands-on trades, with a specialist firm assigned to each equity traded, and responsible for maintaining an orderly market. Most NYSE trades by individual investors are brought to the floor through a traditional brokerage house (traditionally called "the wire houses").

The National Association of Securities Dealers' automated, computer-based system -- NASDAQ -- debuted in the early 1970s. This electronic system does not necessarily match buyer and seller and execute trades through a single specialist, as at NYSE. A number of broker-dealers may be maintaining the market for the stock (the "market-makers"), with a negotiated spread determining the price paid or received. The "auction" is conducted electronically and is becoming a global system in 2000.

NYSE, NASDAQ and the Wall Street community have invested literally several billions of dollars in developing reliable, sophisticated trading mechanisms for the benefit of investors. The systems are designed to give investors the highest level of protection for executing trades. Both types of systems experience tremendous volumes of buy-sell transactions during trading hours. Some of the orders are placed before and after the market is open and these do influence, at least, the opening prices.

Large companies traditionally time their major news announcement to market hours, disclosing news early in the morning before the open or after the 4 p.m. close in New York. Since all orders flow to one point in the NYSE (the specialist), and to a very small number of market-makers on NASDAQ, there is usually a sufficient volume of stocks available for individual buyers or sellers to help maintain an orderly market. It is when the volumes get thin and demand increases or decreases that we can see extra-ordinary highs or lows in a particular share price on heavier volume.

What will happen in 2000 when the NYSE or NASDAQ close and more people continue to trade after hours? Some observers are saying that the after-hour volume may be too thin to protect investors, and that price swings may be more pronounced than during normal trading hours. Other observers are cautioning that the on-line trading mania could turn out to be dangerous to one's pocketbook -- or accumulated wealth. This is a concern for the professional Advisor, who may be asked for guidance in "keyboard trading" or after-hours -- even middle-of-the-night -- trading.

The extension of trading hours by major exchanges is viewed as a first step in moving toward continuous, 24/7 trading. A number of ECNs are coming on line in 2000, and a fair number are already in operation. The traditional electronic exchanges are also expanding. NASDAQ has launched a United Kingdom-based exchange, and in 2000 will introduce a European NASDAQ and a Japanese-based NASDAQ. A European competitor, EASDAQ, is already on line.

All of these trading exchanges will target US equities for trading, and individual investors as customers, and that will have some kind of effect on your clients -- especially as the world moves steadily toward
24/7 trading. Opening prices in Tokyo, Hong Kong, Frankfurt, London, etc. already impact US share prices -- what will happen in the future? Obviously,
                                                          (Continued on Page 9)


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[Lindner Logo]  ADVISOR FOCUS

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CAPITAL GAINS AND YOUR CLIENTS' TAXES

by Kenneth E. Puzder, CPA
Vice President and Financial Operations Principal

[PHOTO]

As your clients begin preparing to face the tax season, they are probably thinking about capital gains taxes. As with so many things in life, the timing of these transactions can be very important.

Generally, a capital gain realized through the sale of an asset owned for more than one year is considered a long-term gain and is taxed at a 20% maximum rate for individuals who are in the 28% (and higher) tax brackets. For individuals in the 15% tax bracket, a 10% rate applies. For tax years beginning after December 31, 2000, gains from the sale of assets held for at least five years will be taxed at an 18% rate (8% for taxpayers in the 15% bracket). The lower capital gains rate will also apply to trusts and estates. In addition, the lower rate will apply when the taxpayer is determining income tax under the Alternative Minimum Tax.

This compares to the present tax treatment for gains realized on investments held for less than one year: short-term gains are taxed at your ordinary income tax rate. So, if a client is considering selling an asset -- even if it is now under-performing -- they should consult with their tax advisor. It may pay to hold on to the investment and consider the applicability of long-term gains treatment.

For the past quarter century, Individual Retirement Accounts have offered investors a practical capital gains tax strategy. The payment of taxes on gains realized through certain transactions involving IRA assets (held within the IRA) is deferred until funds are withdrawn at retirement age. So, if a client is considering an investment that involves periodic transactions -- such regular deposits on some scheduled basis -- they might elect to participate in a Lindner Mutual Fund through an IRA account.

There are a variety of IRA plans now available to your clients, each with its own criteria for tax deductibility, etc. Lindner's customer service representatives are always happy to explain to you the various IRA options offered by The Lindner Funds.

-----------------------------------------------------------------
TAX DATES TO REMEMBER
(ALWAYS CONSULT YOUR TAX ADVISOR)

April 17, 2000

   * deadline for filing 1999 income tax return or for requesting a filing extension.

   *    first payment of 2000 estimated tax is due.

   * deadline for opening or depositing funds into your 1999 IRA account.

June 15, 2000

   *    second 2000 estimated tax payment is due.

August 16, 2000

   * if you requested a filing extension back in April, your 1999 tax return is due today.

   *    if extenuating circumstances have
        prevented you from meeting this extended deadline, it's possible to apply for another two-month extension.

September 15, 2000

   *    third 2000 estimated tax payment is due.

October 16, 2000

   * last day for filing your 1999 income tax return, if you received additional extension of time to file.

December 15, 2000

   * final installment of 2000 estimated tax by calendar-year corporations is due.

January 15, 2001

   * final installment of 2000 estimated tax by individuals, trusts and estates is due.
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HAVE A QUESTION? MEET THE LINDNER FUNDS' ANSWER TEAM

At Lindner Asset Management, customer service is both an attitude and a department. At offices in Clayton, MO (a suburb located just west of downtown St. Louis), representatives are on duty every weekday from 8 a.m. to 5 p.m. CST ready, willing and able to help Lindner shareowners, their professional advisors and other callers in every way that they can.

[PHOTO]
CATHY SETRAYCIC, MANAGER
Cathy oversees the busy
Customer Service Department

"The customer service department here is a one-stop shop, explains CATHY SETRAYCIC, Lindner Funds' Shareowner Services Manager. "Unlike at some other financial institutions, when you call us, we don't transfer you to someone else. We pull together the information you need and do whatever is necessary to answer your question and to meet your needs."

A VARIETY OF TASKS
Account representatives have a varied workday. They answer e-mail received through Lindner's Web site and follow up with individuals who have written to the company requesting information. Answering the phone, however, is their primary activity. They handle routine matters, such as verifying account information, correcting address or registration changes, executing purchases or sales of shares, and setting up automatic purchase programs. They also provide any fund-specific information that investment advisors might need in order to assist a client.

"Our goal is always to provide the caller with a little bit more than what they contacted us for. We aim to provide information that will help people make decisions," Setraycic says.

TRAINING IS KEY
Being a jack-of-all-trades requires extensive training. JENNIFER LATHAM, Assistant Customer Service Manager, heads up the training effort, which begins with a two-week, intensive, one-on-one program. New hires must complete directed independent study of the mutual fund industry and Lindner's products. They also spend a lot of time listening to incoming calls to observe how callers' questions are answered.

Following the official training period, new representatives are paired with a more senior person who serves as a mentor. "It helps our people to learn more quickly, but more importantly it means we can speed up the response time to the caller," Setraycic explains.

Specifically meeting the information and service needs of registered advisors is the job of BRIAN MALONEY, Lindner's Marketing Representative.
"I regularly provide the customer service staff with essential information, such as industry trends, to help them answer questions," he says. "When advisors need something specific, though, the customer service team will transfer the matter to me for follow up. We take the team approach because we know how important it is for advisors to get accurate information quickly."

[PHOTO]
BRIAN MALONEY,
MARKETING REPRESENTATIVE
Brian works closely with
the Customer Service staff
in meeting the needs of
investment advisors.

The team concept works well: "One of the really great things about being such a small, closely knit department is that we get to know many of our shareowners and their advisors. Interacting with them regularly and helping them is what really makes this job personally rewarding,"
Setraycic says.

[PHOTO]
The outstanding Lindner Customer Service staff based in St. Louis

-------------------------------------------------------------
   For assistance, call Lindner's customer service line at
               1-800-995-7777 or e-mail us at
              CUSTOMERSERVICE@LINDNERFUNDS.COM
-------------------------------------------------------------

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INTEREST RATES, INFLATION, FOMC & THE BOND MARKET

Bond markets can be daunting for most of us when trying to figure out the logic that drives serious fixed-income investment decisions.
Perceptions are critical to the actual prices paid for such securities, as is true in the equities markets.

The Federal Reserve Bank of St. Louis recently commented on the question of monetary policy decisions made by the FEDERAL OPEN MARKET COMMITTEE -- the "FOMC" we hear about on the news reports -- and how the group's decision-making affects bond prices. The bond market's concerns are mainly about the uncertainty of the future course of interest rates. The FOMC decisions directly influence and shape the market's expectations about interest rates by changing the formal target for the federal funds rate (and also by announcing its bias toward possible future changes, tighter or looser, which it now does at the end of each meeting).

Because the FOMC usually adjusts the federal funds rate in incremental steps, choosing a single future target tends to cause the market to revise its expectations. To measure this phenomenon, an index of bond yield volatility can be used because higher volatility usually reflects a greater level of uncertainty about future bond yields -- thereby affecting today's price. (These indexes typically cover a wide range of maturities of Treasury bonds, of two, five, 10 and 30 years.)

Since May 1999, bond market uncertainty has tended to increase slightly when the FOMC announced a bias toward future tightening but did not change its target rate for the federal funds rate. None of the actual increases in the rate -- including the three 25-basis-point increases since June 1999 -- appreciably affected the bond market. That may be because the FOMC is now announcing its intentions for future rates, removing some uncertainty for professionals in the bond market.


OFFICIAL FORECASTS FOR CPI AND GDP --
HOW ACCURATE?

How accurate are the economic forecasters used to predict the Consumer Product Index or the Gross Domestic Product? According to a recent Federal Reserve Bank study, most forecasters have regularly (1) over-predicted CPI inflation and (2) under-predicted real GDP growth. A handful have hit the target -- and they are the individual economists who are typically the most "bullish" on the economy, and especially "The New Economy."

This is not an academic exercise, since government policymakers depend heavily on forecasts to formulate monetary policy. Looking at the Blue Chip Economic Indicators since the beginning of the current boom (March
1992), a federal analysis found that the top 10% "bullish" analysts were consistently more accurate in forecasting the coming year than the majority of economists (the Top 10% hit the target two-thirds of the time). The most pessimistic (the Bottom 10%) were the farthest off the mark.

Since December 1995, those who predicted faster real GDP growth and lower inflation were even more accurate -- about 80% of the time.

As for the "New Economy," those forecasters (the Top 10%) who believe the nation has made a "paradigm shift" into the Information Age now predict still faster GDP growth and continuing lower inflation than do the majority. So what is the prediction of the most optimistic? Using the December 1999 Blue Chip indicators, the top 10% predict real GDP growth will be 3.3% in 2000 and CPI will average 2% inflation in 2000. We'll see at year-end!


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[Lindner Logo]  FUND FOCUS

------------------------------------------------------------------------------

LIPPER DATA RANKS LINDNER UTILITY FUND
BEST IN 1999 PERFORMANCE

[PHOTO]

The Lindner Utility Fund (LDUTX) moved to the top rank among utility mutual funds in 1999, according to Lipper, Inc. Lipper's data and analysis reported a 60.5% rate of return for the Fund. This compares favorably with the Fund's benchmark, the S&P 500 Utilities Index, which closed the year at -8.8%, and also the Dow-Jones Utilities Index, which ended 1999 at -5.7%.

"We've taken advantage of the freedom our prospectus provides and have carried a relative underweight to the electric utility sector," notes Lindner Vice Chairman Mark T. Finn in discussing the 1999 results.

"We've had exposure to telecommunications for the full year. And, we've picked good stocks, which have appreciated handsomely in 1999. We continue to re-balance the Fund, however, and we see the traditional view of the electric utility industry, that of a yield vehicle with little appeal, undergoing change in the next few years.

"Our view is that this part of the utility sector will be quite exciting and marked by a number of takeover and management changes, so that good management will pay off. This will make it more important that fund managers pick the right stocks. Every sector has its day, and this Fund will be back in an overweight in electric utilities sometime within the next 24 months," he added.

At year-end 1999, investments were in such industry sectors as telecommunications services and equipment, utilities, natural gas pipelines, oil and gas exploration and production, electrical generation, oilfield services, and cable television equipment and services.

The Lindner Utility Fund, managed by the Lindner Asset Management Investment Committee, seeks current income, with capital appreciation as a secondary goal. It invests substantially all of its assets in common stocks or securities that are convertible to common stock. At the close of 1999, larger holdings included such equities as Omnipoint, Nextel, AT&T, Enron and RCN Corp.

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LINDNER ASSET MANAGEMENT NAMES JOHN ELDER
ACTING EXECUTIVE VICE PRESIDENT IN ST. LOUIS

Lindner Asset Management Chairman Doug Valassis announced the appointment of John Elder as Acting Executive Vice President. He joins Lindner from the Signature Financial Group, where he was Vice President-Financial Administration, serving a number of mutual fund clients.

Mr. Elder is based in the Lindner Asset Management headquarters in St. Louis, and oversees the company's administrative, operations and financial functions.

Chairman Valassis noted Mr. Elder's extensive financial services industry experience as an important asset for the Lindner management team. "We are pleased that John joined our management team in St. Louis. He has an extensive background in the mutual fund industry, and in financial services, and brings a wealth of experience, knowledge and know-how to Lindner. This appointment is an important step in the continued strengthening of the Lindner Asset Management team."

Mr. Elder's duties at Signature included financial reporting, regulatory compliance, SEC reporting, IRS reporting, overseeing compliance for client companies, and liaison with legal counsel. The firm, which is based in Boston, provides clients (large mutual fund clients) with consulting and management services. John Elder was with Signature for the past four years.

[PHOTO]
JOHN ELDER
Acting Executive Vice
Operations


Mr. Elder, a Certified Public Accountant, began his career with Price Waterhouse, where he served the firm's financial services clients from offices in Philadelphia, New York City and Hartford for a decade. He then moved to the Phoenix Family of Mutual Funds (the management company was a subsidiary of the Phoenix Home Life Mutual Insurance Company) in Hartford, Connecticut, for a 10-year period. He served as Treasurer of the Phoenix mutual funds -- the portfolio size was more than $10 billion -- with 25 funds in the group.

John Elder was graduated from Coe College in Cedar Rapids, Iowa and received his Master's Degree in Business from Washington University (St. Louis).


------------------------------------------------------------------------------

JOHN ELDER --
COMMENTS ON THE ROLE OF FINANCIAL ADVISORS IN TODAY'S MARKETPLACE

"The choice of mutual fund investments today is enormous, not only in the sheer number of them, but also in the types of funds. In addition, the amount of information available on funds can be overwhelming. The World Wide Web and the ever-growing number of publications give investors access to all types of data.

"Some people might think that this information bonanza will decrease the role of financial advisors, but I don't agree. Information is a deceptive tool. Just knowing what the top performing funds are doesn't help an individual determine if they are the types of investments that will build an appropriately diversified portfolio. That skill ... knowing how to balance performance and risk ... is what an advisor offers.

"Because of their training and experience, advisors also can help determine whether a fund that's been performing well lately has the potential to do well in the long term. Too often, individual investors will be attracted to a high-performing fund and not realize the amount of risk they're exposing themselves to. A professional advisor knows how to achieve peak performance, while decreasing risk through diversification, and smart investors will listen."
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ABOUT EXTENDED TRADING HOURS, ON-LINE TRADING...
(Continued from Page 3)

no one has the answers yet -- we are still in the earliest days of global electronic trading and many of the traders are pioneers in spirit. (You remember the pioneers -- they are the ones who often took the arrows on the western frontier!)

Should your clients trade after hours? Trade on-line? Execute trades via one of the new electronic forums (the ECNs)? Day trade? Here is what one expert is saying.

Arthur Levitt is the former chairman of the American Stock Exchange and is now Chairman of the Securities & Exchange Commission, the federal agency responsible for protecting investors and the capital markets. During a recent speech in Washington DC at the National Press Club -- "Plain Talk About On-Line Investing" -- he addressed the risks and misconceptions about INVESTING that he believes are only amplified by on-line trading. Levitt offered practical advice, and urged individual investors to accept greater responsibility for their actions.

The SEC Chairman recognized that most investors are neither buy-and-forget investors nor day traders. Most fall somewhere in between. Said
Levitt: "As far as I'm concerned, for most individuals, the stock market is best used for investing, not trading. And, it's important to make that distinction. On-line trading may be quick and easy and on-line investing -- and I emphasize investing -- requires the same old-fashioned elbow grease, like researching a company or making the time to appreciate the level of risk. I'm often surprised by investors who spend more time deciding what movie they'll rent than on which stock to buy."

AND ON DAY-TRADING: "Some argue day-trading is really nothing more than speculation. And, speculation is not new to our markets. Personally, I don't think day traders are speculating because traditional speculation requires some market knowledge. They are instead gambling, which doesn't. I am concerned that more and more people may be undertaking day trading strategies without a full appreciation of the risk and difficulty involved. No one should have any illusions of what he is getting involved in. I know of one survey that recently found that 67 out of 68 day traders at a firm had in fact lost money."
Chairman Levitt cited four common misconceptions that individual investors -- your clients, and in many cases, our shareowners -- should be aware of:

PERSONAL COMPUTERS ARE NOT DIRECTLY LINKED TO THE MARKETS: "Although the Internet makes it seem as if you have a direct connection to the securities market, you don't. Lines may clog; systems may break; orders may back-up."

THE VIRTUE OF LIMIT ORDERS: "Price quotes are only for a limited number of shares; so only the first few investors will receive the currently quoted price. By the time you get to the front of the line, the price of the stock could be very different."

CANCELING AN ORDER: "Another misconception is that an order is canceled when you hit 'cancel' on your computer. But, the fact is it's canceled only when the market gets the cancellation. You may receive an electronic confirmation, but that may only mean your request to cancel was received -- not that your order was actually canceled."

BUYING ON MARGIN: "If you plan to borrow money to buy a stock, you also need to know the terms of the loan your broker gave you. This is called margin. In volatile markets, investors who put up an initial margin payment for a stock may find themselves required to provide additional cash if the price of the stock falls."

Chairman Levitt's cautions are well-timed, given the growing popularity of on-line investing. Our advice to individual investors would be to thoroughly research the trading patterns for any of the electronic services offering access to the financial markets, and to exercise caution in changing one's usual investing procedures before making a dramatic change. Investors should remember the advantage of investing with the guidance of a professional financial advisor; and, make investments through managed mutual funds, where professionals will perform the research, manage the tax impact, and track market trends on a continuing basis. To paraphrase the SEC Chairman, mutual funds are for investing over the long-term, not for short-term trading.

For certain, the rising popularity of the Internet and the World Wide Web continue to offer dramatic alternatives to the "old systems" for almost any business, such as book selling, shopping for clothing or automobiles - and especially for financial services organizations. But, we are still in the earliest days of the new medium, and not everyone is suited to be a pioneer!

As always, if you have questions, or comments, I would welcome hearing from you. You can email me at: mfinn@lindnerfunds.com.

/s/ Mark T. Finn

Mark T. Finn
Vice Chairman and Chief Operating Officer
Lindner Asset Management, Inc.



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Lindner

OPPORTUNITIES
FUND

OPPORTUNITIES   SMALL-CAP   LARGE-CAP   UTILITY   ASSET ALLOCATION
MARKET NEUTRAL   GOVERNMENT MONEY MARKET

CAPITAL APPRECIATION
The Lindner Opportunities Fund may be appropriate for investors who seek long term capital appreciation through investment in small, mid-size and large-companies.

INVESTMENT STRATEGY
The Lindner Opportunities Fund intends to invest substantially all of its assets in a combination of growth and value common stocks, and securities convertible into common stocks, of U.S. companies with superior management and favorable positioning to produce above-average earning and business growth. Selection of securities may be based on growth or value. The fund will invest in companies that may offer more favorable opportunities in light of changing economic, social and political conditions or trends, including companies involved in prospective acquisitions, reorganizations, spinoffs, consolidations and liquidations, and turnaround situations.

COMPARATIVE INDEX:
S&P 500 INDEX
The S&P index is an index of 500 stocks representing diversified industries. This is a broad index meant to indicate the general direction of the stock market.


DESCRIPTION
Inception Date                    10/11/99
CUSIP                            535516785

PRICING OPTIONS
Sales Charge                          None
12b-1 Fee                             None
Minimum Initial Investment          $2,000
    For IRA                           $250

NET ASSETS 12/31/99
                                   $1.96MM

CUMULATIVE TOTAL RETURNS
12/31/99            NAV      S&P 500 Index
Since Inception     18.20%          10.33%
(10/11/99)


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FUND DATA
                                                               1999
Total Return                                                  18.20%
S&P 500 Index                                                 10.33%
Capital Gain Distribution                                     $0.0162
Dividends                                                     $0.0146
Net Assets $MM                                                $1.96

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ASSET ALLOCATION 12/31/99
Common Stock                                       63.15%
ADR                                                 5.20%        [GRAPH]
US Agency Obligations                              20.33%
Other Cash & Equivalents                           11.32%

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LARGEST INDUSTRY SECTORS 12/31/99
(% of Net Assets)
Technology                                         34.24%
Consumer Staples                                    6.75%
Communication Services                              6.35%
Health Care                                         5.20%
Consumer Cyclicals                                  4.59%
Capital Goods                                       2.42%


TOP HOLDINGS 12/31/99
InterDigital Communication Corp.                    4.59%
Emmis Communications                                3.81%
Kyocera Corp.                                       2.67%
Ortel Corp.                                         2.45%
Xicrom, Inc.                                        2.29%
Veritas Software Corp.                              2.19%
Cree Research, Inc.                                 2.18%
Koninklijke Royal Dutch Telecom                     1.96%
CBS Corp.                                           1.96%
Cephalon, Inc.                                      1.94%

TOTAL NUMBER OF HOLDINGS                               40



PRICE HISTORY
Since Inception (10/11/99)                  $12.00-$14.15
December 1999 Low-High                      $12.63-$14.15
On 12/1/99                                         $12.63
On 12/31/99                                        $14.15


FUND RATIOS
Expense Ratio                                       1.25%
Turnover Ratio                                    301.03%


MEDIAN MARKET CAPITALIZATION
                                                    $4.3B



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Lindner

SMALL-CAP FUND

OPPORTUNITIES   SMALL-CAP   LARGE-CAP   UTILITY   ASSET ALLOCATION
MARKET NEUTRAL   GOVERNMENT MONEY MARKET


CAPITAL APPRECIATION
The Lindner Small-Cap Fund may be appropriate for investors who seek diversification through investment in small companies.

INVESTMENT STRATEGY
The Lindner Small-Cap Fund intends to invest substantially all of its assets in common stocks and equity securities of U.S. small capitalization companies. It may utilize preferred stocks, securities convertible into common stock, and warrants to purchase common stock, Rule 144A securities and REITs. At least 65% of its total assets will be invested in companies with a market capitalization in the range of the Russell 2000 Index.

COMPARATIVE INDEX:
RUSSELL 2000
The Russell 2000 is a broad market index of small capitalization companies representing diversified industries. They are represented on the NASDAQ exchange.


DESCRIPTION
Inception Date                                    1/25/94
Investor-Class CUSIP                            535516306
Institutional-Class CUSIP                       535516868
Ticker Symbol - Investor-Class                      LDRSX
Wall Street Journal Abbreviation                    SmCap
Fiscal Year End                                      6/30
Anticipated Dividend Schedule                    Annually

PRICING OPTIONS
INVESTOR CLASS
Sales Charge                                         None
12b-1 Fee                                            None
Redemption Fee (payable only on shares
   redeemed within 60 days of purchase)                2%
Minimum Initial Investment                         $2,000
   For IRA                                           $250

INSTITUTIONAL CLASS
Sales Charge                                         None
12b-1 Fee                                           0.25%
Redemption Fee (payable only on shares
   redeemed within 60 days of purchase)                2%
Minimum Initial Investment                           $250

NET ASSETS 12/31/99
                                                    $31MM

CUMULATIVE TOTAL RETURNS
12/31/99                           NAV                   Russell 2000
1 Year                           18.41%                        21.36%
3 Years                          46.45%                        45.02%
5 Years                         125.03%                       110.04%
Since Inception                 120.73%
(1/25/94)

AVERAGE ANNUAL RETURNS
12/31/99                           NAV                   Russell 2000
1 Year                           18.41%                        21.36%
3 Years                          13.56%                        13.19%
5 Years                          17.61%                        16.00%
Since Inception                  14.27%
(1/25/94)


12    Investment Professional Use Only -- Not For Public Distribution/
                        This Report Is Unaudited

FUND DATA
                                                1994           1995           1996           1997           1998           1999
Total Return                                    -1.91%          8.86%         41.15%         31.69%         -6.08%         18.41%
Russell 2000                                    -1.82%         28.44%         16.54%         22.37%         -2.55%         21.36%
Capital Gain Distribution                       $0.0014        $0.6090        $0.0000        $0.2970        $0.3051        $0.0362
Dividends                                       $0.0128        $0.0000        $0.0127        $0.0410        $0.0870        $0.1040
Net Assets $MM                                  $6             $6             $14            $44            $44            $31

------------------------------------------------------------------------------

ASSET ALLOCATION 12/31/99
Common Stock                              91.15%
US Agency Obligations                     12.57%          [GRAPH]
Other Cash & Equivalents                  -3.72%


------------------------------------------------------------------------------

LARGEST INDUSTRY SECTORS 12/31/99
(% of Net Assets)
Technology                                36.00%
Consumer Cyclicals                        19.05%
Communication Services                     8.77%
Consumer Staples                           8.17%
Healthcare                                 7.89%
Capital Goods                              5.53%
Transportation                             4.17%
Financials                                 1.49%



TOP HOLDINGS 12/31/99
Xircom. Inc.                               4.84%
Proxim, Inc.                               4.44%
Brauns Fashions Corp.                      3.76%
Progress Software Corp.                    3.67%
Best Software, Inc.                        3.24%
Fair Isaac & Company                       3.08%
Antec Corp.                                2.94%
Extreme Networks, Inc.                     2.70%
United Stationers, Inc.                    2.44%
Swift Transportation                       2.28%

TOTAL NUMBER OF HOLDINGS                      61


PRICE HISTORY
12-Month Low-High                    $6.81-$8.81
December 1999 Low-High               $7.76-$8.81
On 12/1/99                                 $7.76
On 12/31/99                                $8.81

MPT STATISTICS (RUSSELL 2000)
Beta                                        0.70
Standard Deviation (5 YR)                   18.8
R-squared                                     71

FUND RATIOS
Expense Ratio                              1.01%
Turnover Ratio                            94.05%

MEDIAN MARKET CAPITALIZATION
                                        $452.9MM

PRICE/EARNINGS RATIO
                                            15.5


    Investment Professional Use Only -- Not For Public Distribution/    13
                        This Report Is Unaudited

Lindner

LARGE-CAP FUND

OPPORTUNITIES   SMALL-CAP   LARGE-CAP   UTILITY   ASSET ALLOCATION
MARKET NEUTRAL   GOVERNMENT MONEY MARKET

CAPITAL APPRECIATION
The Lindner Large-Cap Fund may be appropriate for investors who seek diversification through investment in large companies.

INVESTMENT STRATEGY
The Lindner Large-Cap Fund intends to invest substantially all of its assets in common stocks and equity securities of U.S. large capitalization companies. It may utilize preferred stocks, securities convertible into common stock, and warrants to purchase common stock, Rule 144A securities and REITs. At least 65% of its total assets will be invested in companies with a market capitalization in the range of the Russell 1000 Index.

COMPARATIVE INDEX:
RUSSELL 1000
The Russell 1000 measures the performance of the 1000 largest companies in the Russell 3000 index. It represents approximately 92% of the total market capitalization of the Russell 3000 index.

DESCRIPTION
Inception Date                           5/24/73
Investor-Class CUSIP                   535516843
Institutional-Class CUSIP              535516702
Ticker Symbol - Investor-Class             LDNRX
Wall Street Journal Abbreviation          LrgCap
Fiscal Year End                             6/30
Anticipated Dividend Schedule           Annually

PRICING OPTIONS
INVESTOR CLASS
Sales Charge                                None
12b-1 Fee                                   None
Redemption Fee (payable only on shares
   redeemed within 60 days of purchase)       2%
Minimum Initial Investment                $2,000
   For IRA                                  $250

INSTITUTIONAL CLASS
Sales Charge                                None
12b-1 Fee                                  0.25%
Redemption Fee (payable only on shares
   redeemed within 60 days of purchase)       2%
Minimum Initial Investment                  $250

NET ASSETS 12/31/99
                                          $403MM

CUMULATIVE TOTAL RETURNS
12/31/99                           NAV             Russell 1000
1 Year                           11.32%                  20.93%
3 Years                           1.88%                 103.06%
5 Years                          47.82%                 239.32%
10 Years                        117.18%                 348.35%
Since Inception                4909.45%
(5/24/73)

AVERAGE ANNUAL RETURNS
12/31/99                           NAV             Russell 1000
1 Year                           11.32%                  20.93%
3 Years                           0.62%                  26.63%
5 Years                           8.13%                  27.65%
10 Years                          8.06%                  16.19%
Since Inception                  15.85%
(5/24/73)


14    Investment Professional Use Only -- Not For Public Distribution/
                        This Report Is Unaudited

FUND DATA
                                 1993           1994           1995           1996           1997           1998           1999
Total Return                     19.85%         -0.66%         19.89%         21.02%          8.69%        -15.80%         11.32%
Russell 1000                     10.15%          0.39%         37.77%         22.45%         32.84%         27.02%         20.93%
Capital Gain Distribution        $0.5342        $1.8430        $1.3441        $3.1000        $3.4750        $2.7355        $0.8735
Dividends                        $0.4570        $0.3396        $0.4670        $0.3900        $0.3350        $0.3200        $0.2300
Net Assets $MM                   $1,469         $1,503         $1,353         $1,495         $1,372         $617           $403

------------------------------------------------------------------------------

ASSET ALLOCATION 12/31/99
Common Stock -- Domestic                  90.15%
Foreign Securities                         1.16%         [GRAPH]
U.S. Agency Obligations                   10.02%
Cash & Equivalents                        -1.33%

------------------------------------------------------------------------------

LARGEST INDUSTRY SECTORS 12/31/99
(% of Net Assets)
Technology                                36.37%
Consumer Cyclicals                        16.00%
Consumer Staples                           7.82%
Capital Goods                              7.51%
Healthcare                                 5.49%
Financials                                 4.63%
Communication Services                     4.18%
Transportation                             3.00%
Basic Materials                            1.85%
REIT                                       0.91%


TOP HOLDINGS 12/31/99
General Instrument                         2.95%
Amgen, Inc.                                2.39%
Qwest Communications                       2.14%
Cadence Design Systems                     1.94%
CSG Systems International                  1.78%
Legato Systems, Inc.                       1.78%
3COM Corp.                                 1.75%
Microsoft                                  1.74%
American Power Conversion                  1.73%
Oracle                                     1.67%

TOTAL NUMBER OF HOLDINGS                     117


PRICE HISTORY
12-Month Low-High                  $14.15-$17.51
December 1999 Low-High             $16.29-$17.51
On 12/1/99                                $17.04
On 12/31/99                               $16.84

MPT STATISTICS (RUSSELL 2000)
Beta                                        0.79
Standard Deviation (5 YR)                  16.51
R-squared                                     85

FUND RATIOS
Expense Ratio                              0.83%
Turnover Ratio                            62.30%

MEDIAN MARKET CAPITALIZATION
                                             $4B

PRICE/EARNINGS RATIO
                                            30.3



    Investment Professional Use Only -- Not For Public Distribution/    15
                        This Report Is Unaudited

Lindner

UTILITY FUND

OPPORTUNITIES   SMALL-CAP   LARGE-CAP   UTILITY   ASSET ALLOCATION
MARKET NEUTRAL   GOVERNMENT MONEY MARKET


CURRENT INCOME AND
CAPITAL APPRECIATION
The Lindner Utility Fund may be appropriate for investors who seek current income and diversification through companies engaged in the utility industry.

INVESTMENT STRATEGY
The Lindner Utility Fund intends to invest substantially all of its assets in common stocks or securities that are convertible into common stocks. It may also utilize preferred stocks or bonds, and Rule 144A securities. At least 65% of the Utility Fund's total assets will be invested in common or preferred stocks issued by utility companies. Single-sector investments are subject to certain risks, such as limited diversification, compared to other market investments, interest rate risk and economic risks.

COMPARATIVE INDEX:
DOW JONES UTILITY INDEX
The Dow Jones Utility Index is an index of utility company stocks. They are represented on the New York Stock Exchange.


DESCRIPTION
Inception Date                           8/30/93
Investor-Class CUSIP                   535516108
Institutional-Class CUSIP              535516884
Ticker Symbol - Investor-Class             LDUTX
Wall Street Journal Abbreviation            Util
Fiscal Year End                             6/30
Anticipated Dividend Schedule          Quarterly

PRICING OPTIONS
INVESTOR CLASS
Sales Charge                                None
12b-1 Fee                                   None
Redemption Fee (payable only on shares
   redeemed within 60 days of purchase)       2%
Minimum Initial Investment                $2,000
   For IRA                                  $250

INSTITUTIONAL CLASS
Sales Charge                                None
12b-1 Fee                                  0.25%
Redemption Fee (payable only on shares
   redeemed within 60 days of purchase)       2%
Minimum Initial Investment                  $250

NET ASSETS 12/31/99
                                           $34MM

CUMULATIVE TOTAL RETURNS
12/31/99                              NAV         DJ Utility Index
1 Year                              60.46%                  -5.67%
3 Years                             76.21%                  37.91%
5 Years                            168.92%                  98.96%
Since Inception                    182.61%
(8/30/93)

AVERAGE ANNUAL RETURNS
12/31/99                              NAV         DJ Utility Index
1 Year                              60.46%                  -5.67%
3 Years                             20.79%                  11.31%
5 Years                             21.88%                  14.73%
Since Inception                     18.11%
(8/30/93)


16    Investment Professional Use Only -- Not For Public Distribution/
                        This Report Is Unaudited

FUND DATA
                                 1993           1994           1995           1996           1997           1998           1999
Total Return                      6.10%          -.95%         23.89%         23.18%         19.81%         -8.34%         60.46%
DJ Utility Index                  9.63%        -15.29%         31.98%          9.10%         23.00%         18.88%         -5.67%
Capital Gain Distribution        $0.00          $0.0880        $0.0000        $0.0157        $0.9330        $2.4138        $0.3100
Dividends                        $0.00          $0.1500        $0.4500        $0.3800        $0.3650        $0.4100        $0.2240
Net Assets $MM                   $7             $43            $23            $35            $47            $28            $34

------------------------------------------------------------------------------

ASSET ALLOCATION 12/31/99
Common Stock                                 68.28%
Convertible Preferred Stock                  22.80%         [GRAPH]
US Agency Obligations                        10.17%
Other Cash & Equivalents                     -1.25%

------------------------------------------------------------------------------

LARGEST INDUSTRY SECTORS 12/31/99
(% of Net Assets)
Communication Services                       53.32%
Utilities                                    20.37%
Technology                                    8.82%
Consumer Staples                              4.45%
Energy                                        2.39%
Capital Goods                                 1.67%

TOP HOLDINGS 12/31/99
Omnipoint Corp. 7% Conv. Pfd.                16.91%
MCI Worldcom                                  4.80%
Nextel Communication                          3.91%
Winstar Communications                        3.73%
Enron Corp.                                   3.62%
Qwest Trends Trust 5.75% Conv. Pfd. 144A      3.10%
AT&T                                          2.96%
Western Wireless                              2.92%
Covad Communications                          2.85%
Nextlink 6.5% Conv. Pfd.                      2.79%

TOTAL NUMBER OF HOLDINGS                         49


PRICE HISTORY
12-Month Low-High                     $12.04-$18.62
December 1999 Low-High                $17.06-$18.62
On 12/1/99                                   $17.06
On 12/31/99                                  $18.62

MPT STATISTICS (DJ UTILITY INDEX)
Beta                                           0.41
Standard Deviation (5 YR)                      5.37
R-squared                                         8

FUND RATIOS
Expense Ratio                                 0.98%
Turnover Ratio                               17.91%

MEDIAN MARKET CAPITALIZATION
                                              $4.3B

PRICE/EARNINGS RATIO
                                               25.8

30 DAY SEC YIELD
                                              1.49%


    Investment Professional Use Only -- Not For Public Distribution/    17
                        This Report Is Unaudited

Lindner

ASSET ALLOCATION FUND

OPPORTUNITIES   SMALL-CAP   LARGE-CAP   UTILITY   ASSET ALLOCATION
MARKET NEUTRAL   GOVERNMENT MONEY MARKET

CURRENT INCOME AND
CAPITAL APPRECIATION
The Lindner Asset Allocation Fund may be appropriate for investors who seek current income while trying to achieve capital appreciation on their principal.

INVESTMENT STRATEGY
The Lindner Asset Allocation Fund's investment objective is to produce current income through investments in common stocks, convertible and non-convertible preferred stocks, corporate bonds and debt securities issued or guaranteed by the U.S. government that provide a yield higher than that paid on either the S&P 500 Stock Index or on passbook savings accounts. The Asset Allocation Fund normally invests 45% to 60% of its total assets in common stocks and securities convertible into common stocks; 25% to 50% of its total assets in fixed income securities; and, up to 30% of its total assets in cash equivalent securities.

COMPARATIVE INDEX:
S&P 500 INDEX
The S&P index is an index of 500 stocks representing diversified industries. This is a broad index meant to indicate the general direction of the stock market.


DESCRIPTION
Inception Date                              6/22/76
Investor-Class CUSIP                      535516835
Institutional-Class CUSIP                 535516801
Ticker Symbol - Investor-Class                LDDVX
Wall Street Journal Abbreviation           AstAlloc
Fiscal Year End                                6/30
Anticipated Dividend Schedule             Quarterly

PRICING OPTIONS
INVESTOR CLASS
Sales Charge                                   None
12b-1 Fee                                      None
Redemption Fee (payable only on shares
   redeemed within 60 days of purchase)          2%
Minimum Initial Investment                   $2,000
   For IRA                                     $250

INSTITUTIONAL CLASS
Sales Charge                                   None
12b-1 Fee                                     0.25%
Redemption Fee (payable only on shares
   redeemed within 60 days of purchase)          2%
Minimum Initial Investment                     $250

NET ASSETS 12/31/99
                                             $645MM

CUMULATIVE TOTAL RETURNS
12/31/99                             NAV             S&P 500 Index
1 Year                              10.00%                  21.04%
3 Years                             20.35%                 107.54%
5 Years                             63.16%                 250.93%
10 Years                           161.44%                 431.98%
Since Inception                   3008.22%
(6/22/76)

AVERAGE ANNUAL RETURNS
12/31/99                             NAV             S&P 500 Index
1 Year                              10.00%                  21.04%
3 Years                              6.37%                  27.56%
5 Years                             10.29%                  28.51%
10 Years                            10.09%                  18.17%
Since Inception                     15.73%
(6/22/76)


18    Investment Professional Use Only -- Not For Public Distribution/
                        This Report Is Unaudited

FUND DATA
                                 1993           1994           1995           1996           1997           1998           1999
Total Return                     14.92%         -3.31%         21.55%         11.54%         13.97%         -4.01%         10.00%
S&P 500 Index                    10.06%          1.32%         37.53%         22.95%         33.35%         28.58%         21.04%
Capital Gain Distribution        $0.5829        $0.5725        $0.2300        $0.7800        $2.4850        $0.5017        $0.00
Dividends                        $1.7400        $1.9000        $1.8300        $1.7200        $1.6800        $1.9600        $1.67
Net Assets $MM                   $1,375         $1,605         $2,089         $2,281         $1,800         $1,164         $645M

------------------------------------------------------------------------------

ASSET ALLOCATION 12/31/99
Common Stock                                 55.73%
Preferred Stock                               1.66%
Convertible Preferred                        28.20%         [GRAPH]
Non-ConvertibleBonds                          8.56%
Convertible Bonds                             1.58%
US Agency Obligations                         4.71%
Other Cash & Equivalents                     -0.44%

------------------------------------------------------------------------------

LARGEST INDUSTRY SECTORS 12/31/99
(% of Net Assets)
Technology                                   16.64%
Consumer Cyclicals                           15.48%
Communication Services                       12.23%
Financials                                   10.60%
Consumer Staples                              7.97%
Capital Goods                                 7.15%
Energy                                        6.55%
Basic Materials                               6.03%
Utilities                                     5.31%
Health Care                                   3.99%


TOP HOLDINGS 12/31/99
Omnipoint Corp 7% cv pfd                      7.50%
Nextlink 6.5% cv pfd.                         2.97%
Western Gas Resources $2.625 pfd              2.72%
Beal Financial Corp. 12.75% due 2000          2.35%
Cendant Corp. 7.5% conv. pfd                  2.32%
Hartmarx Corp. 10.875% due 2002               2.09%
Metricom                                      2.03%
TWA 8% cv pfd                                 1.94%
Lasmo 10% pfd.                                1.94%
Unocal Corp $3.125 conv. pf                   1.91%

TOTAL NUMBER OF HOLDINGS                        133


PRICE HISTORY
12-Month Low-High                     $22.00-$24.35
December 1999 Low-High                $22.97-$24.06
On 12/1/99                                   $22.97
On 12/31/99                                  $24.06

MPT STATISTICS (S&P 500 INDEX)
Beta                                           0.40
Standard Deviation (5 YR)                      9.44
R-squared                                        44

FUND RATIOS
Expense Ratio                                 0.72%
Turnover Ratio                               59.35%

MEDIAN MARKET CAPITALIZATION
                                               $15B

PRICE/EARNINGS RATIO
                                               26.2

30 DAY SEC YIELD
                                              4.77%

    Investment Professional Use Only -- Not For Public Distribution/    19
                        This Report Is Unaudited

Lindner

MARKET NEUTRAL FUND

OPPORTUNITIES   SMALL-CAP   LARGE-CAP   UTILITY   ASSET ALLOCATION
MARKET NEUTRAL   GOVERNMENT MONEY MARKET

CAPITAL APPRECIATION
The Lindner Market Neutral Fund, may be appropriate for investors who seek long-term capital appreciation in both bull and bear markets with minimal exposure to general equity market risk.

INVESTMENT STRATEGY
The Lindner Market Neutral Fund intends to invest substantially all of its assets in a combination of long and short positions, respectively in undervalued and overvalued equity securities. By being simultaneously long and short in equities with similar characteristics the Market Neutral Fund intends to neutralize the effects of general stock market movements on the Fund's performance.

COMPARATIVE INDEX:
S&P 500 INDEX
The S&P index is an index of 500 stocks representing diversified industries. This is a broad index meant to indicate the general direction of the stock market.

DESCRIPTION
Inception Date                              2/10/94
Investor-Class CUSIP                      535516207
Institutional-Class CUSIP                 535516876
Ticker Symbol - Investor-Class                LDNBX
Wall Street Journal Abbreviation            MktNeut
Fiscal Year End                                6/30
Anticipated Dividend Schedule              Annually

PRICING OPTIONS
INVESTOR CLASS
Sales Charge                                   None
12b-1 Fee                                      None
Redemption Fee (payable only on shares
   redeemed within 60 days of purchase)          2%
Minimum Initial Investment                   $2,000
   For IRA                                     $250

INSTITUTIONAL CLASS
Sales Charge                                   None
12b-1 Fee                                     0.25%
Redemption Fee (payable only on shares
   redeemed within 60 days of purchase)          2%
Minimum Initial Investment                     $250

NET ASSETS 12/31/99
                                              $18MM

CUMULATIVE TOTAL RETURNS
12/31/99                           NAV            S&P 500 Index
1 Year                           12.87%                  21.04%
3 Years                         -12.11%                 107.54%
5 Years                           0.71%                 250.93%
Since Inception                  -7.95%
(2/10/94)

AVERAGE ANNUAL RETURNS
12/31/99                           NAV            S&P 500 Index
1 Year                           12.87%                  21.04%
3 Years                          -4.21%                  27.56%
5 Years                           0.14%                  28.54%
Since Inception                   1.31%
(2/10/94)


20    Investment Professional Use Only -- Not For Public Distribution/
                        This Report Is Unaudited

FUND DATA
                                                1994           1995           1996           1997           1998           1999
Total Return                                     7.18%        -11.01%         28.77%        -22.27%          0.18%         12.87%
S&P 500 Index                                    1.32%         37.53%         22.95%         33.35%         28.58%         21.04%
Capital Gain Distribution                       $0.0004        $0.0377        $0.0000        $0.0000        $0.0000        $0.0000
Dividends                                       $0.0520        $0.3050        $0.1430        $0.3850        $0.1720        $0.2050
Net Assets $MM                                  $83            $25            $75            $42            $24            $18

------------------------------------------------------------------------------

ASSET ALLOCATION 12/31/99
Common Stock                                 83.19%
Convertible Bonds                             4.93%
US Agency Obligations                        10.94%           [GRAPH]
Short Sales                                 -80.22%
Cash                                          6.61%
Other Assets, Net                            74.55%

------------------------------------------------------------------------------

LARGEST INDUSTRY SECTORS 12/31/99
(% of Net Assets)
Technology                                    3.25%
Basic Materials                               2.53%
Consumer Cyclicals                            2.21%
Transportation                                1.37%
Consumer Staples                              1.29%
Capital Goods                                 1.10%
REIT                                          0.48%

TOP HOLDINGS 12/31/99
Uranium Resources 6% Conv. Bond               4.93%
Hand Technologies 144A                        1.81%
Proxim                                        1.02%
Copart                                        0.86%
Micro Warehouse                               0.82%
Comdisco                                      0.82%
Gentex                                        0.81%
TranSwitch                                    0.79%
Xircom                                        0.78%
ValueVision                                   0.75%

TOTAL NUMBER OF HOLDINGS                        291


PRICE HISTORY
12-Month Low-High                       $5.66-$6.30
December 1999 Low-High                  $6.10-$6.30
On 12/1/99                                    $6.21
On 12/31/99                                   $6.17

MPT STATISTICS (S&P 500 INDEX)
Beta                                          -0.11
Standard Deviation (5 YR)                     15.34
R-squared                                         2

FUND RATIOS
Expense Ratio                                 2.14%
Turnover Ratio                              252.53%

PRICE/EARNINGS RATIO
                                               41.9


    Investment Professional Use Only -- Not For Public Distribution/    21
                        This Report Is Unaudited

Lindner

GOVERNMENT
MONEY MARKET FUND

OPPORTUNITIES   SMALL-CAP   LARGE-CAP   UTILITY   ASSET ALLOCATION
MARKET NEUTRAL   GOVERNMENT MONEY MARKET

CURRENT INCOME
High level of current income consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY
The Fund may invest in securities issued or guaranteed by the United States government, its agencies and instrumentalities and in repurchase agreements secured by such securities.

DESCRIPTION
Inception Date                               7/6/96
CUSIP                                     535516827

PRICING OPTIONS
Sales Charge                                   None
12b-1 Fee                                      None
Minimum Initial Investment                   $2,000
   For IRA                                     $250

NET ASSETS 12/31/99
                                              $47MM

A month-end total of net assets, in millions, invested in the Fund.

YIELDS
7-Day Yield (12/31/99)                        5.00%
Effective 7-Day Yield (12/31/99)              5.12%
30-Day Yield<F*>                              5.08%

[FN]
<F*>Based on yield to maturity of the Fund's investments and not on the dividends paid by the Fund, which may be different.

NET ASSET VALUE
                                              $1.00

While money-market funds seek to maintain a stable share price of $1.00, there is no assurance that they will be able to do so. An investment in a money market fund is neither insured nor guaranteed by the U.S.
government.


22    Investment Professional Use Only -- Not For Public Distribution/
                        This Report Is Unaudited




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[Lindner Logo]  FUND LEGEND

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CHART: GROWTH OF $10,000 (SINCE INCEPTION) - Returns for the Fund are
net of all charges and fees for investor class shares. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not predictive of future results. Investment return and principal value will fluctuate, so redemption value may be more or less than when produced.

COMPARATIVE INDEX - The indices used for comparison are those that, in our opinion, best fit the Fund's investment style and objective. These indices are published in many financial publications.

DESCRIPTION
FISCAL YEAR END - Annual reports will be mailed within 60 days of this date.

PRICING OPTIONS
SALES CHARGE - The Lindner Funds are a family of no-load funds.
Therefore, there are no sales charges.

CUMULATIVE TOTAL RETURNS - Return on an investment, taking into account capital appreciation and dividends or interest.

AVERAGE ANNUAL RETURNS - Assumes a steady compounded rate of return. Not the Fund's actual year-by-year total returns. An individual's actual return will vary depending upon the price at the purchase date. Past performance is not a guarantee of future results.

FUND DATA
TOTAL RETURN - Calendar year-end total returns for the Fund.

COMPARATIVE INDEX<F*> - Calendar year-end total returns for comparison with Fund %.

CAPITAL GAINS - Distributions for the year.

DIVIDENDS - Income distributions for the year.

NET ASSETS $MM<F*> - Month-end total of net assets (in millions) invested in the Fund.

ASSET ALLOCATION - Percent of net assets invested in equities (i.e., common stocks, preferred stocks, ADRs, convertible preferred and foreign securities), bonds (i.e., straight, foreign and convertible), and cash (i.e., Treasury bills, warrants/ rights, short sales, metals and other cash equivalents).

LARGEST INDUSTRY SECTORS - Diversification of Fund assets by largest industry sectors, ranked in descending order, as of the stated date.

TOP HOLDINGS - Top holdings of the Fund, excluding Treasury bills, ranked in descending order, as of the stated date.

PRICE HISTORY - Asset value range for the past 12 months and most recent month, plus net asset value on the first and last day of the most recent month.

MPT (MODERN PORTFOLIO THEORY) STATISTICS
BETA<F*> - A measure of volatility. It is a ratio of the fund's price fluctuation compared to a benchmark index, calculated over the past 36 months. The benchmark index will, as a generally accepted rule, have a beta equal to 1.00. A beta less than 1.00 indicates that a fund's share price has fluctuated less than the benchmark index (positive or negative.) A beta greater than 1.00 indicates that a fund's share price has fluctuated more than the benchmark index (positive or negative). The benchmark index used for each Fund is the stated "Comparative Index."

STANDARD DEVIATION<F*> - Measures the variation from the mean of a series of numbers or returns, computed over the previous 36 months.

R-SQUARED<F*> - A measurement of how closely the portfolio's performance correlates with the performance of a benchmark index, such as the S&P
500. R-squared is a proportion that ranges between 0.00 and 100. An R-squared of 100 indicates perfect correlation to the benchmark index, that is, all of the portfolio's fluctuations are explained by performance fluctuations of the index, while an R-squared of 0.00 indicates no correlation. Therefore, the lower the R-squared, the more the Fund's performance is affected by factors other than the market, as measured by that benchmark index, such as individual stock selection.

FUND EXPENSES
EXPENSE RATIO - Total percent of the Fund's average net assets spent for the operation and management of the Fund. Only reflects fees for Investor-Class shares. Institutional-Class shares may also be subject to a 12b-1 distribution fee (0.25%).

TURNOVER RATIO<F*> - Measure of the Fund's trading activity, calculated by dividing the total purchase of sales of portfolio securities by the Fund's net assets. All figures are unaudited and based on the most recent published annualized numbers.

DIVIDEND YIELD - Dividends paid over the last 12 months, expressed as a percentage of the current selling price plus gains distributed over the same period.

SEC DIVIDEND YIELD - 30-day yield based on yield-to-maturity of the Fund's investments and not on the dividends paid by the Fund, which may differ.

MEDIAN MARKET CAPITALIZATION<F*> - "Median" is the middle number within a set of numbers arranged in an ascending or descending scale. "Market capitalization" is the value of the company, obtained by multiplying the number of its issued shares by their market price.

PRICE/EARNINGS RATIO - The current market price of a company share divided by the earnings-per-share of the company. The stated rate is an average of the P/E ratios for all the securities held in the equity portion of the portfolio.


[FN]
<F*>Statistics are from Morningstar Inc., at the stated date of this publication.


    Investment Professional Use Only -- Not For Public Distribution/    23
                        This Report Is Unaudited




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[Lindner Logo]  COMPARATIVE
                INDEXES

                                                1ST QUARTER       2ND QUARTER      3RD QUARTER        4TH QUARTER          YTD
                                                   RETURN           RETURN            RETURN             RETURN          RETURN
                                              (JAN.-MAR. '99)   (APR.-JUNE '99)  (JULY-SEPT. '99)   (OCT.-DEC. '99)  (JAN.-DEC. '99)
               LINDNER LARGE-CAP                  -12.38%            14.06%            -4.52%            16.67%            11.32%

INDEX          Russell 1000                         4.15%             7.24%            -6.70%            16.05%            20.93%

               LINDNER ASSET ALLOCATION            -4.34%             8.60%            -2.72%             8.86%            10.00%

INDEX          S&P 500                              4.98%             7.05%            -6.24%            14.87%            21.04%

               LINDNER UTILITY                      6.51%            16.92%             3.11%            24.98%            60.46%

INDEX          S&P 500 Utilities                   -9.34%            11.61%            -4.77%            -5.37%            -8.81%

               LINDNER SMALL-CAP                   -9.12%            17.15%            -7.94%            20.81%            18.41%

INDEX          Russell 2000                        -5.43%            15.52%            -6.33%            18.60%            21.36%

               LINDNER MARKET NEUTRAL               1.06%             0.17%             2.80%             8.46%            12.87%

INDEX          90 Day T-Bill                        1.10%             1.13%             1.18%             1.24%             4.74%


THE LINDNER LARGE-CAP FUND seeks its primary objective of long-term
--------------------------
capital appreciation through an investment of at least 65% of its total assets in large capitalization U.S. companies, which are those that have a market capitalization in the range of the Russell 1000 index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $12.1 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.

THE LINDNER ASSET ALLOCATION FUND's primary objective is to produce
---------------------------------
current income with capital appreciation being its secondary objective. Because of this dual objective and heavy fixed income security holdings, the most accurate benchmark is a combination of 60% S&P 500 and 40% Lehman Brothers Intermediate Corporate Bond Aggregate.

THE LINDNER UTILITY FUND's primary objective is to produce current
------------------------
income through investments in securities of domestic and foreign public utility companies. Capital appreciation is a secondary investment objective. The fund is most accurately measured against the S&P 500 Utility Index which is a capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the S&P 500 Index.

THE LINDNER SMALL-CAP FUND's primary objective is capital appreciation
--------------------------
with the production of current income a secondary objective. To pursue this goal, under normal circumstances, the fund will invest at least 65% of its total assets in common stocks and equity securities in companies having a market capitalization in the range of the Russell 2000 Index. The Russell 2000 index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $526.4 million; the median market capitalization was approximately $428.0 million. The largest company in the index had an approximate market capitalization of $1.3 billion.

THE LINDNER MARKET NEUTRAL FUND's objective is long-term capital
-------------------------------
appreciation in both bull and bear markets. Although the fund is not expected to correlate with the direction of any major U.S. stock market or any general stock market index; we are striving for a total return in excess of the 3-month U.S. Treasury Bill.


24    Investment Professional Use Only -- Not For Public Distribution/
                        This Report Is Unaudited

------------------------------------------------------------------------------

REVISED COMPETENCY EXAM INAUGURATED
FOR NEW ADVISORS


January 1, 2000, not only ushered in the new century, but also saw introduction of a new competency exam for individuals entering the field of providing financial advice.

New advisors now will have to take a 130-question state examination measuring their understanding of economics, investment vehicles, investment strategies and ethics. The new test replaces the 75-question Uniform Investment Advisor Law Examination (Series 65), which focused primarily on securities law. And, because the existing Uniform Combined State Law Examination (Series 66) includes the Series 65 test, that test is affected as well.

All U.S. jurisdictions that currently register or qualify investment advisor representatives (now up to 42 states and the District of Columbia), are expected to implement the new exam and adopt the liberal grandfathering and waiver provisions proposed by the North American Securities Administrators Association (NASAA).

The Association has proposed, and most affected states have adopted, a policy to exempt practicing advisors who currently hold the designations:

     *    Certified Financial Planner (CFP)
          from the International Board of Standards and Practices for Certified Financial Planners, Inc.

     *    Chartered Financial Consultant (ChFC)
          from the American College, Bryn Mar, PA.

     *    Personal Financial Specialist (PFS)
          from the American Institute of Certified Public
          Accountants.

     *    Chartered Financial Analyst (CFA)
          from the Institute of Chartered Financial Analysts.

     *    Chartered Investment Counselor (CIC)
          from the Investment Counsel Association of America, Inc.


[PHOTO]

Since 1997, NASAA has been working to revise the examination with input from more than 60 financial industry experts and in consultation with Chauncey Group, a leader in test development (an affiliate of Educational Testing Service, which administers SATs, etc.). The new exam will be administered by the regulatory arm of the National Association of Securities Dealers (NASD) at testing centers nationwide. Applicants will have 180 minutes to complete the exam, which will cost $110.

More information about the exam and the status of state-by-state adoption of the new procedures can be found on NASAA's Web site:

WWW.NASAA.ORG/EXAM/MODIFIED/DEFAULT.HTML.

                                                      TAKE THE TEST -->


    Investment Professional Use Only -- Not For Public Distribution/    25
                        This Report Is Unaudited



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

------------------------------------------------------------------------------

WHAT'S YOUR SCORE?

Here are some sample questions from the new Series 65 examination now required for those entering the financial advisory field in the 43 U.S. jurisdictions that register or qualify financial advisors. The new, more comprehensive exam was developed by the North American Securities Administrators Association and will be administered by the regulatory arm of the National Association of Securities Dealers.

What's your score? Try the sample questions and find out. Answers are below. You can learn more about the exam at www.nasaa.org/exam/Modified/default.html.


1.   USING MULTIPLE ASSET CLASSES IN AN INVESTMENT
     PORTFOLIO REDUCES WHICH OF THE FOLLOWING?

     a.  liquidity risk

     b.  credit risk

     c.  interest rate risk

     d.  market risk

2.   UNDER THE SECURITIES ACT OF 1933, WHICH OF THE
     FOLLOWING IS NOT A SECURITY?

     a.  futures contracts

     b.  corporate bonds

     c.  investment contracts

     d.  stock options


3.   UNDER THE UNIFORM SECURITIES ACT, "SALES"
     INCLUDE WHICH OF THE FOLLOWING?

     I. giving a security as a bonus for a securities purchase

     II. making a bona fide loan of stock

     III. entering into a contract to sell a security for value

     a.  III only

     b.  I and II only

     c.  I and III only

     d.  I, II and III

4.   WHICH OF THE FOLLOWING STATEMENTS IS TRUE ABOUT
     REQUIRED MINIMUM DISTRIBUTIONS FOR TRADITIONAL
     IRAS?

     a.   they must begin when the individual retires.

     b.   they must be completed over a five-year period.

     c. they are mandatory as of April 1 following the calendar year in which the owner reaches age 59 1/2.

     d. they are mandatory as of April 1 following the calendar year in which the owner reaches age 70 1/2.


5.   A HUSBAND AND WIFE ARE 55 AND 57 YEARS OLD,
     RESPECTIVELY. THE HUSBAND PLANS TO RETIRE AT 62
     AND THE WIFE AT 65 AND BOTH ARE HEALTHY. WHAT IS
     THE MOST APPROPRIATE ESTIMATE OF THE TIME
     HORIZON FOR THEIR RETIREMENT PORTFOLIO?

     a.   5 years

     b.   7 years

     c.   8 years

     d.   20+ years




Answers: 1. d; 2. a; 3. c; 4. d; 5. d
-------------------------------------



26    Investment Professional Use Only -- Not For Public Distribution/
                        This Report Is Unaudited


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

[Lindner Logo]  DISTRIBUTION
                CHANNELS

------------------------------------------------------------------------------------------------------------------
NETWORKS                              MARKETPLACE                  NTF
Datalynx                              Yes                          Yes
Fidelity Funds Network                Yes                          Yes
Muriel Siebert                        Yes (Not Lindner Small-Cap)  No
Schwab                                Yes                          No
Vanguard Brokerage Services           Yes                          N/A
Waterhouse                            Yes                          Yes
(National Investor Services Corp.)
------------------------------------------------------------------------------------------------------------------
CORRESPONDENCE
SERVICE PROVIDERS                     MARKETPLACE                  NTF
Bear Stearns                          Yes                          Yes
National Financial Services           Yes                          Yes
Pershing                              Yes                          Yes (FundVest)
RPR Correspondent Clearing            Yes                          Yes
U.S. Clearing Corp.                   Yes                          Yes
------------------------------------------------------------------------------------------------------------------
                                      WRAP PROGRAM
BROKER/DEALER                         AVAILABILITY                 FUND AVAILABILITY
Financial Network (FNIC)              Yes                          Lindner Large-Cap, Lindner Asset Allocation,
                                                                   Lindner Utility, Lindner Market Neutral
FSC                                   Yes                          Lindner Large-Cap, Lindner Asset Allocation,
                                                                   Lindner Utility, Lindner Market Neutral
Linsco/Private Ledger (LPL)           Yes                          All Funds
McDonald & Company                    Yes                          All Funds
Merrill Lynch                         Yes                          All Funds
Raymond James/IM&R                    Yes                          All Funds
Royal Alliance                        Yes                          Lindner Large-Cap, Lindner Asset Allocation,
                                                                   Lindner Utility, Lindner Market Neutral
Quick & Reilly                        Yes                          All Funds
SunAmerica                            Yes                          All Funds
Prudential                            Yes                          Lindner Large-Cap
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The Lindner Funds are available either in our traditional no-load class of shares or our new institutional class of shares. The institutional class is identical to the traditional share with the exception of a
0.25% 12B-1 FEE. This class of shares is ideal for investment advisors or retirement plans looking for a means of offsetting administrative charges. Contact the Marketing Department at 1-800-792-2251 to inquire about a selling agreement.

-------------------------------------------------------------------------------


    Investment Professional Use Only -- Not For Public Distribution/    27
                        This Report Is Unaudited




[LOGO]  LINDNER
        FUNDS


7711 Carondelet Avenue, Suite 700
Saint Louis, Missouri 63105



